Supplemental Information
Third Quarter 2025

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov*) or at the Corporation’s website (www.bankofamerica.com*). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

* Website content is not incorporated by reference into this Supplemental Information.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024
Income statement
Net interest income	$44,346	$41,701	$15,233	$14,670	$14,443	$14,359	$13,967
Noninterest income	37,571	34,839	12,855	11,793	12,923	10,988	11,378
Total revenue, net of interest expense	81,917	76,540	28,088	26,463	27,366	25,347	25,345
Provision for credit losses	4,367	4,369	1,295	1,592	1,480	1,452	1,542
Noninterest expense	52,290	50,025	17,337	17,183	17,770	16,787	16,479
Income before income taxes	25,260	22,146	9,456	7,688	8,116	7,108	7,324
Pretax, pre-provision income (1)	29,627	26,515	10,751	9,280	9,596	8,560	8,866
Income tax expense	2,279	1,679	987	572	720	443	428
Net income	22,981	20,467	8,469	7,116	7,396	6,665	6,896
Preferred stock dividends	1,126	1,363	429	291	406	266	516
Net income applicable to common shareholders	21,855	19,104	8,040	6,825	6,990	6,399	6,380
Diluted earnings per common share	2.85	2.40	1.06	0.89	0.90	0.82	0.81
Average diluted common shares issued and outstanding	7,724.7	7,965.0	7,627.1	7,651.6	7,770.8	7,843.7	7,902.1
Dividends paid per common share	$0.80	$0.74	$0.28	$0.26	$0.26	$0.26	$0.26

Performance ratios
Return on average assets	0.90%	0.84%	0.98%	0.83%	0.89%	0.80%	0.83%
Return on average common shareholders’ equity	10.63	9.59	11.53	9.98	10.36	9.37	9.44
Return on average shareholders’ equity	10.30	9.31	11.13	9.61	10.14	8.98	9.30
Return on average tangible common shareholders’ equity (2)	14.27	13.02	15.43	13.40	13.94	12.63	12.76
Return on average tangible shareholders’ equity (2)	13.47	12.23	14.49	12.58	13.29	11.78	12.20
Efficiency ratio	63.83	65.36	61.73	64.93	64.93	66.23	65.02

At period end
Book value per share of common stock	$37.95	35.37	$37.95	$37.13	$36.39	$35.79	$35.37
Tangible book value per share of common stock (2)	28.39	26.25	28.39	27.71	27.12	26.58	26.25
Market capitalization	378,125	305,090	378,125	351,904	315,482	334,497	305,090
Number of financial centers - U.S.	3,649	3,741	3,649	3,664	3,681	3,700	3,741
Number of branded ATMs - U.S.	14,920	14,900	14,920	14,904	14,866	14,893	14,900
Headcount	213,384	213,491	213,384	213,388	212,732	213,193	213,491

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 31.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 31.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024
Net interest income
Interest income	$104,305	$110,630	$35,366	$34,873	$34,066	$35,977	$37,491
Interest expense	59,959	68,929	20,133	20,203	19,623	21,618	23,524
Net interest income	44,346	41,701	15,233	14,670	14,443	14,359	13,967

Noninterest income
Fees and commissions	29,221	26,748	10,337	9,469	9,415	9,543	9,119
Market making and similar activities	9,940	10,464	3,203	3,153	3,584	2,503	3,278
Other income (loss)	(1,590)	(2,373)	(685)	(829)	(76)	(1,058)	(1,019)
Total noninterest income	37,571	34,839	12,855	11,793	12,923	10,988	11,378
Total revenue, net of interest expense	81,917	76,540	28,088	26,463	27,366	25,347	25,345

Provision for credit losses	4,367	4,369	1,295	1,592	1,480	1,452	1,542

Noninterest expense
Compensation and benefits	31,744	29,937	10,523	10,332	10,889	10,245	9,916
Occupancy and equipment	5,564	5,465	1,872	1,836	1,856	1,824	1,836
Information processing and communications	5,540	5,347	1,827	1,819	1,894	1,884	1,784
Product delivery and transaction related	2,913	2,591	1,025	974	914	903	849
Professional fees	1,898	1,925	606	640	652	744	723
Marketing	1,641	1,446	572	563	506	510	504
Other general operating	2,990	3,314	912	1,019	1,059	677	867
Total noninterest expense	52,290	50,025	17,337	17,183	17,770	16,787	16,479
Income before income taxes	25,260	22,146	9,456	7,688	8,116	7,108	7,324
Income tax expense (benefit)	2,279	1,679	987	572	720	443	428
Net income	$22,981	$20,467	$8,469	$7,116	$7,396	$6,665	$6,896
Preferred stock dividends	1,126	1,363	429	291	406	266	516
Net income applicable to common shareholders	$21,855	$19,104	$8,040	$6,825	$6,990	$6,399	$6,380

Per common share information
Earnings	$2.89	$2.42	$1.08	$0.90	$0.91	$0.83	$0.82
Diluted earnings	2.85	2.40	1.06	0.89	0.90	0.82	0.81
Average common shares issued and outstanding	7,574.5	7,894.7	7,466.0	7,581.2	7,677.9	7,738.4	7,818.0
Average diluted common shares issued and outstanding	7,724.7	7,965.0	7,627.1	7,651.6	7,770.8	7,843.7	7,902.1

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024
Net income	$22,981	$20,467	$8,469	$7,116	$7,396	$6,665	$6,896
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	489	444	438	(315)	366	(286)	417
Net change in debit valuation adjustments	(161)	(135)	(305)	(153)	297	8	—
Net change in derivatives	3,145	3,100	636	1,196	1,313	(672)	2,830
Employee benefit plan adjustments	37	75	(16)	26	27	56	27
Net change in foreign currency translation adjustments	30	(30)	6	13	11	(57)	21
Other comprehensive income (loss)	3,540	3,454	759	767	2,014	(951)	3,295
Comprehensive income	$26,521	$23,921	$9,228	$7,883	$9,410	$5,714	$10,191

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024
Net interest income
Interest income
Loans and leases	$47,065	$46,303	$16,191	$15,651	$15,223	$15,690	$15,725
Debt securities	20,638	19,295	6,958	6,913	6,767	6,712	6,833
Federal funds sold and securities borrowed or purchased under agreements to resell	11,670	15,530	3,802	4,094	3,774	4,381	5,196
Trading account assets	9,260	7,697	3,195	3,057	3,008	2,679	2,726
Other interest income	15,672	21,805	5,220	5,158	5,294	6,515	7,011
Total interest income	104,305	110,630	35,366	34,873	34,066	35,977	37,491

Interest expense
Deposits	26,245	28,918	8,932	8,681	8,632	9,524	10,125
Short-term borrowings	21,570	26,545	7,172	7,435	6,963	7,993	8,940
Trading account liabilities	2,055	1,624	672	676	707	567	538
Long-term debt	10,089	11,842	3,357	3,411	3,321	3,534	3,921
Total interest expense	59,959	68,929	20,133	20,203	19,623	21,618	23,524
Net interest income	$44,346	$41,701	$15,233	$14,670	$14,443	$14,359	$13,967

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$2,942	$2,984	$990	$1,036	$916	$1,029	$1,030
Other card income	1,851	1,678	639	610	602	593	588
Total card income	4,793	4,662	1,629	1,646	1,518	1,622	1,618
Service charges
Deposit-related fees	3,760	3,492	1,267	1,265	1,228	1,216	1,198
Lending-related fees	1,048	1,009	365	350	333	338	354
Total service charges	4,808	4,501	1,632	1,615	1,561	1,554	1,552
Investment and brokerage services
Asset management fees	11,408	10,173	3,972	3,698	3,738	3,702	3,533
Brokerage fees	3,248	2,880	1,091	1,082	1,075	1,011	1,013
Total investment and brokerage services	14,656	13,053	5,063	4,780	4,813	4,713	4,546
Investment banking fees
Underwriting income	2,568	2,512	992	806	770	763	742
Syndication fees	1,096	886	438	289	369	335	274
Financial advisory services	1,300	1,134	583	333	384	556	387
Total investment banking fees	4,964	4,532	2,013	1,428	1,523	1,654	1,403
Total fees and commissions	29,221	26,748	10,337	9,469	9,415	9,543	9,119
Market making and similar activities	9,940	10,464	3,203	3,153	3,584	2,503	3,278
Other income (loss)	(1,590)	(2,373)	(685)	(829)	(76)	(1,058)	(1,019)
Total noninterest income	$37,571	$34,839	$12,855	$11,793	$12,923	$10,988	$11,378

(1)Gross interchange fees and merchant income were $10.2 billion and $10.1 billion and are presented net of $7.3 billion and $7.1 billion of expenses for rewards and partner payments as well as certain other card costs for the nine months ended September 30, 2025 and 2024. Gross interchange fees and merchant income were $3.4 billion, $3.5 billion, $3.3 billion, $3.5 billion and $3.4 billion and are presented net of $2.5 billion, $2.4 billion, $2.4 billion, $2.4 billion and $2.4 billion of expenses for rewards and partner payments as well as certain other card costs for the third, second and first quarters of 2025 and the fourth and third quarters of 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2025	June 30 2025	September 30 2024
Assets
Cash and due from banks	$25,352	$26,661	$24,847
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	221,155	239,350	270,742
Cash and cash equivalents	246,507	266,011	295,589
Time deposits placed and other short-term investments	8,212	9,377	8,151
Federal funds sold and securities borrowed or purchased under agreements to resell	325,300	352,392	337,706
Trading account assets	335,566	356,584	342,135
Derivative assets	42,115	42,711	34,182
Debt securities:
Carried at fair value	404,636	388,930	325,436
Held-to-maturity, at cost	531,414	541,286	567,553
Total debt securities	936,050	930,216	892,989
Loans and leases	1,165,900	1,147,056	1,075,800
Allowance for loan and lease losses	(13,252)	(13,291)	(13,251)
Loans and leases, net of allowance	1,152,648	1,133,765	1,062,549
Premises and equipment, net	12,348	12,254	12,033
Goodwill	69,021	69,021	69,021
Loans held-for-sale	6,831	5,401	10,351
Customer and other receivables	99,863	93,964	91,267
Other assets	168,755	169,446	168,320
Total assets	$3,403,216	$3,441,142	$3,324,293

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$510,208	$514,530	$498,263
Interest-bearing	1,354,445	1,363,483	1,308,856
Deposits in non-U.S. offices:
Noninterest-bearing	14,690	14,440	15,457
Interest-bearing	122,865	119,160	107,776
Total deposits	2,002,208	2,011,613	1,930,352
Federal funds purchased and securities loaned or sold under agreements to repurchase	342,088	399,460	397,958
Trading account liabilities	117,322	107,426	98,316
Derivative liabilities	40,157	41,693	43,131
Short-term borrowings	54,200	47,891	38,440
Accrued expenses and other liabilities	231,605	220,042	222,657
Long-term debt	311,484	313,418	296,927
Total liabilities	3,099,064	3,141,543	3,027,781
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,991,164, 3,891,164 and 3,933,917 shares	25,992	23,495	24,554
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 7,329,421,929, 7,436,679,485 and 7,688,767,832 shares	31,764	36,428	48,338
Retained earnings	258,141	252,180	237,954
Accumulated other comprehensive income (loss)	(11,745)	(12,504)	(14,334)
Total shareholders’ equity	304,152	299,599	296,512
Total liabilities and shareholders’ equity	$3,403,216	$3,441,142	$3,324,293

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$6,063	$5,668	$6,280
Loans and leases	18,007	18,617	19,267
Allowance for loan and lease losses	(889)	(917)	(923)
Loans and leases, net of allowance	17,118	17,700	18,344
All other assets	614	633	278
Total assets of consolidated variable interest entities	$23,795	$24,001	$24,902

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$4,980	$4,359	$3,542
Long-term debt	8,420	8,839	8,873
All other liabilities	22	23	22
Total liabilities of consolidated variable interest entities	$13,422	$13,221	$12,437

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	September 30 2025	June 30 2025	September 30 2024
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$202,875	$201,200	$199,805
Tier 1 capital	228,829	224,684	222,942
Total capital	263,414	259,508	252,381
Risk-weighted assets	1,752,834	1,748,273	1,688,751
Common equity tier 1 capital ratio	11.6%	11.5%	11.8%
Tier 1 capital ratio	13.1	12.9	13.2
Total capital ratio	15.0	14.8	14.9

Advanced Approaches
Common equity tier 1 capital	$202,875	$201,200	$199,805
Tier 1 capital	228,829	224,684	222,942
Total capital	252,621	249,000	241,794
Risk-weighted assets	1,547,755	1,546,112	1,482,451
Common equity tier 1 capital ratio	13.1%	13.0%	13.5%
Tier 1 capital ratio	14.8	14.5	15.0
Total capital ratio	16.3	16.1	16.3

Leverage-based metrics (1):
Adjusted average assets	$3,356,512	$3,353,376	$3,217,562
Tier 1 leverage ratio	6.8%	6.7%	6.9%

Supplementary leverage exposure	$3,976,930	$3,956,615	$3,787,646
Supplementary leverage ratio	5.8%	5.7%	5.9%

Total ending equity to total ending assets ratio	8.9	8.7	8.9
Common equity ratio	8.2	8.0	8.2
Tangible equity ratio (2)	7.0	6.8	7.0
Tangible common equity ratio (2)	6.2	6.1	6.2

(1)Regulatory capital ratios at September 30, 2025 are preliminary. The Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements. The Corporation’s binding ratio was the Total capital ratio under the Standardized approach for all periods presented.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 31.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	September 30 2025	June 30 2025	September 30 2024
Total common shareholders' equity	$278,160	$276,104	$271,958
CECL transitional amount (1)	—	—	627
Goodwill, net of related deferred tax liabilities	(68,653)	(68,649)	(68,648)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(8,483)	(8,452)	(8,188)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,401)	(1,410)	(1,453)
Defined benefit pension plan net assets, net-of-tax	(838)	(817)	(801)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,644	1,349	1,509
Accumulated net (gain) loss on certain cash flow hedges (2)	2,464	3,094	4,926
Other	(18)	(19)	(125)
Common equity tier 1 capital	202,875	201,200	199,805
Qualifying preferred stock, net of issuance cost	25,991	23,494	23,158
Other	(37)	(10)	(21)
Tier 1 capital	228,829	224,684	222,942
Tier 2 capital instruments	20,477	20,634	16,201
Qualifying allowance for credit losses (3)	14,420	14,499	13,575
Other	(312)	(309)	(337)
Total capital under the Standardized approach	263,414	259,508	252,381
Adjustment in qualifying allowance for credit losses under the Advanced approaches (3)	(10,793)	(10,508)	(10,587)
Total capital under the Advanced approaches	$252,621	$249,000	$241,794

(1)September 30, 2024 includes 25 percent of the current expected credit losses (CECL) transition provision’s impact as of December 31, 2021. As of January 1, 2025, CECL transition provision’s impact was fully phased-in.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(3)September 30, 2024 includes the impact of transition provisions related to the CECL accounting standard.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2025			Second Quarter 2025			Third Quarter 2024
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$264,233	$2,698	4.05%	$274,839	$2,843	4.15%	$320,781	$4,129	5.12%
Time deposits placed and other short-term investments	9,716	88	3.59	10,405	89	3.43	10,031	108	4.29
Federal funds sold and securities borrowed or purchased under agreements to resell	316,603	3,802	4.76	353,331	4,094	4.65	323,119	5,196	6.40
Trading account assets	239,048	3,222	5.35	234,282	3,081	5.27	214,980	2,749	5.09
Debt securities	932,588	6,975	2.97	933,065	6,932	2.96	883,562	6,859	3.08
Loans and leases (2)
Residential mortgage	235,301	2,070	3.52	235,130	2,031	3.46	227,800	1,872	3.29
Home equity	26,413	390	5.86	26,190	379	5.80	25,664	418	6.48
Credit card	100,966	2,932	11.52	100,013	2,846	11.41	99,908	2,924	11.64
Direct/Indirect and other consumer	110,127	1,525	5.49	108,955	1,484	5.47	104,732	1,512	5.74
Total consumer	472,807	6,917	5.82	470,288	6,740	5.74	458,104	6,726	5.85
U.S. commercial	443,274	5,953	5.33	427,194	5,709	5.36	391,728	5,358	5.44
Non-U.S. commercial	154,458	2,121	5.45	149,044	2,016	5.42	125,377	2,222	7.05
Commercial real estate	66,494	1,044	6.23	65,847	1,023	6.23	69,404	1,275	7.31
Commercial lease financing	16,002	216	5.37	16,080	214	5.33	15,115	201	5.30
Total commercial	680,228	9,334	5.45	658,165	8,962	5.46	601,624	9,056	5.99
Total loans and leases	1,153,035	16,251	5.60	1,128,453	15,702	5.58	1,059,728	15,782	5.93
Other earning assets	124,965	2,484	7.89	115,831	2,277	7.89	105,496	2,815	10.62
Total earning assets	3,040,188	35,520	4.64	3,050,206	35,018	4.60	2,917,697	37,638	5.14
Cash and due from banks	24,963			24,781			23,435
Other assets, less allowance for loan and lease losses	370,792			357,747			355,039
Total assets	$3,435,943			$3,432,734			$3,296,171
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits (3)	$1,095,931	$6,063	2.19%	$1,078,771	$5,739	2.13%	$1,043,182	$6,603	2.52%
Time and savings deposits (3)	257,475	1,941	2.99	259,261	1,998	3.09	259,999	2,367	3.62
Total U.S. interest-bearing deposits	1,353,406	8,004	2.35	1,338,032	7,737	2.32	1,303,181	8,970	2.74
Non-U.S. interest-bearing deposits	125,309	928	2.94	121,921	944	3.11	110,527	1,155	4.16
Total interest-bearing deposits	1,478,715	8,932	2.40	1,459,953	8,681	2.38	1,413,708	10,125	2.85
Federal funds purchased and securities loaned or sold under agreements to repurchase	392,431	4,800	4.85	414,655	4,946	4.78	383,334	6,193	6.43
Short-term borrowings and other interest-bearing liabilities	178,368	2,372	5.28	183,008	2,489	5.45	147,579	2,747	7.41
Trading account liabilities	52,452	672	5.08	53,805	676	5.04	52,973	538	4.04
Long-term debt	247,425	3,357	5.40	249,104	3,411	5.49	247,338	3,921	6.32
Total interest-bearing liabilities	2,349,391	20,133	3.40	2,360,525	20,203	3.43	2,244,932	23,524	4.17
Noninterest-bearing sources
Noninterest-bearing deposits	512,719			513,808			507,040
Other liabilities (4)	271,858			261,484			249,214
Shareholders’ equity	301,975			296,917			294,985
Total liabilities and shareholders’ equity	$3,435,943			$3,432,734			$3,296,171
Net interest spread			1.24%			1.17%			0.97%
Impact of noninterest-bearing sources			0.77			0.77			0.95
Net interest income/yield on earning assets (5)		$15,387	2.01%		$14,815	1.94%		$14,114	1.92%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Certain prior-period time and savings deposits have been reclassified to demand and money market deposits to conform to current-period presentation.
(4)Includes $66.2 billion, $58.8 billion and $49.5 billion of structured notes and liabilities for the third and second quarters of 2025 and the third quarter of 2024, respectively.
(5)Net interest income includes FTE adjustments of $154 million, $145 million and $147 million for the third and second quarters of 2025 and the third quarter of 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	September 30, 2025
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$33,308	$15	$(1,383)	$31,940
Agency-collateralized mortgage obligations	20,418	14	(150)	20,282
Commercial	32,335	112	(424)	32,023
Non-agency residential	275	54	(54)	275
Total mortgage-backed securities	86,336	195	(2,011)	84,520
U.S. Treasury and government agencies	267,405	198	(970)	266,633
Non-U.S. securities	28,045	45	(13)	28,077
Other taxable securities	3,093	10	(29)	3,074
Tax-exempt securities	8,145	19	(175)	7,989
Total available-for-sale debt securities	393,024	467	(3,198)	390,293
Other debt securities carried at fair value (1)	14,272	162	(91)	14,343
Total debt securities carried at fair value	407,296	629	(3,289)	404,636
Held-to-maturity debt securities
Agency mortgage-backed securities	403,854	—	(71,037)	332,817
U.S. Treasury and government agencies	121,232	—	(13,093)	108,139
Other taxable securities	6,363	2	(777)	5,588
Total held-to-maturity debt securities	531,449	2	(84,907)	446,544
Total debt securities	$938,745	$631	$(88,196)	$851,180

	June 30, 2025
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$30,730	$22	$(1,538)	$29,214
Agency-collateralized mortgage obligations	18,990	6	(199)	18,797
Commercial	31,342	76	(501)	30,917
Non-agency residential	277	53	(53)	277
Total mortgage-backed securities	81,339	157	(2,291)	79,205
U.S. Treasury and government agencies	262,218	138	(1,198)	261,158
Non-U.S. securities	26,384	58	(20)	26,422
Other taxable securities	3,261	3	(37)	3,227
Tax-exempt securities	8,203	18	(200)	8,021
Total available-for-sale debt securities	381,405	374	(3,746)	378,033
Other debt securities carried at fair value (1)	10,664	311	(78)	10,897
Total debt securities carried at fair value	392,069	685	(3,824)	388,930
Held-to-maturity debt securities
Agency mortgage-backed securities	413,305	—	(78,149)	335,156
U.S. Treasury and government agencies	121,471	—	(14,139)	107,332
Other taxable securities	6,546	2	(857)	5,691
Total held-to-maturity debt securities	541,322	2	(93,145)	448,179
Total debt securities	$933,391	$687	$(96,969)	$837,109

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024
FTE basis data (1)
Net interest income	$44,790	$42,166	$15,387	$14,815	$14,588	$14,513	$14,114
Total revenue, net of interest expense	82,361	77,005	28,242	26,608	27,511	25,501	25,492
Net interest yield	1.98%	1.95%	2.01%	1.94%	1.99%	1.97%	1.92%
Efficiency ratio	63.49	64.96	61.39	64.58	64.59	65.83	64.64

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $444 million and $465 million for the nine months ended September 30, 2025 and 2024, $154 million, $145 million, and $145 million for the third, second and first quarters of 2025, and $154 million and $147 million for the fourth and third quarters of 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$15,387	$8,988	$1,800	$3,141	$1,484	$(26)
Noninterest income
Fees and commissions:
Card income	1,629	1,403	6	204	17	(1)
Service charges	1,632	645	30	863	93	1
Investment and brokerage services	5,063	94	4,334	24	614	(3)
Investment banking fees	2,013	—	65	1,155	834	(41)
Total fees and commissions	10,337	2,142	4,435	2,246	1,558	(44)
Market making and similar activities	3,203	5	31	73	3,141	(47)
Other income (loss)	(685)	31	46	785	41	(1,588)
Total noninterest income (loss)	12,855	2,178	4,512	3,104	4,740	(1,679)
Total revenue, net of interest expense	28,242	11,166	6,312	6,245	6,224	(1,705)
Provision for credit losses	1,295	1,009	4	269	9	4
Noninterest expense	17,337	5,575	4,622	3,044	3,895	201
Income (loss) before income taxes	9,610	4,582	1,686	2,932	2,320	(1,910)
Income tax expense (benefit)	1,141	1,145	421	806	673	(1,904)
Net income (loss)	$8,469	$3,437	$1,265	$2,126	$1,647	$(6)

Average
Total loans and leases	$1,153,035	$320,297	$245,523	$388,482	$190,994	$7,739
Total assets (1)	3,435,943	1,029,529	320,484	730,779	1,024,349	330,802
Total deposits	1,991,434	947,414	276,534	631,560	37,588	98,338
Period end
Total loans and leases	$1,165,900	$321,905	$252,986	$386,828	$196,759	$7,422
Total assets (1)	3,403,216	1,032,826	325,605	738,273	997,461	309,051
Total deposits	2,002,208	949,100	278,931	640,801	36,883	96,493

	Second Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,815	$8,726	$1,762	$3,081	$1,267	$(21)
Noninterest income
Fees and commissions:
Card income	1,646	1,415	10	207	19	(5)
Service charges	1,615	627	28	864	94	2
Investment and brokerage services	4,780	85	4,033	23	642	(3)
Investment banking fees	1,428	—	65	767	666	(70)
Total fees and commissions	9,469	2,127	4,136	1,861	1,421	(76)
Market making and similar activities	3,153	6	28	68	3,300	(249)
Other income (loss)	(829)	(46)	11	680	(8)	(1,466)
Total noninterest income (loss)	11,793	2,087	4,175	2,609	4,713	(1,791)
Total revenue, net of interest expense	26,608	10,813	5,937	5,690	5,980	(1,812)
Provision for credit losses	1,592	1,282	20	277	22	(9)
Noninterest expense	17,183	5,567	4,593	3,070	3,806	147
Income (loss) before income taxes	7,833	3,964	1,324	2,343	2,152	(1,950)
Income tax expense (benefit)	717	991	331	644	624	(1,873)
Net income (loss)	$7,116	$2,973	$993	$1,699	$1,528	$(77)

Average
Total loans and leases	$1,128,453	$319,142	$237,377	$387,864	$176,368	$7,702
Total assets (1)	3,432,734	1,033,776	320,224	703,874	1,023,011	351,849
Total deposits	1,973,761	951,986	276,825	603,410	38,040	103,500
Period end
Total loans and leases	$1,147,056	$320,908	$241,142	$390,691	$187,357	$6,958
Total assets (1)	3,441,142	1,037,407	320,820	739,759	1,017,649	325,507
Total deposits	2,011,613	954,373	275,778	643,529	38,232	99,701

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Third Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,114	$8,278	$1,709	$3,230	$898	$(1)
Noninterest income
Fees and commissions:
Card income	1,618	1,402	9	200	14	(7)
Service charges	1,552	631	24	802	95	—
Investment and brokerage services	4,546	80	3,874	31	562	(1)
Investment banking fees	1,403	—	64	783	589	(33)
Total fees and commissions	9,119	2,113	3,971	1,816	1,260	(41)
Market making and similar activities	3,278	5	35	66	3,349	(177)
Other income (loss)	(1,019)	22	47	722	123	(1,933)
Total noninterest income (loss)	11,378	2,140	4,053	2,604	4,732	(2,151)
Total revenue, net of interest expense	25,492	10,418	5,762	5,834	5,630	(2,152)
Provision for credit losses	1,542	1,302	7	229	7	(3)
Noninterest expense	16,479	5,534	4,340	2,991	3,443	171
Income (loss) before income taxes	7,471	3,582	1,415	2,614	2,180	(2,320)
Income tax expense (benefit)	575	895	354	719	632	(2,025)
Net income (loss)	$6,896	$2,687	$1,061	$1,895	$1,548	$(295)

Average
Total loans and leases	$1,059,728	$313,781	$225,355	$371,216	$140,806	$8,570
Total assets (1)	3,296,171	1,019,085	322,924	647,541	924,093	382,528
Total deposits	1,920,748	938,364	279,999	549,629	34,952	117,804
Period end
Total loans and leases	$1,075,800	$316,097	$227,318	$375,159	$148,447	$8,779
Total assets (1)	3,324,293	1,026,293	328,831	650,936	958,227	360,006
Total deposits	1,930,352	944,358	283,432	556,953	35,142	110,467

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Nine Months Ended September 30, 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$44,790	$26,219	$5,327	$9,373	$3,940	$(69)
Noninterest income
Fees and commissions:
Card income	4,793	4,115	26	613	50	(11)
Service charges	4,808	1,890	85	2,553	276	4
Investment and brokerage services	14,656	262	12,456	65	1,883	(10)
Investment banking fees	4,964	—	199	2,769	2,181	(185)
Total fees and commissions	29,221	6,267	12,766	6,000	4,390	(202)
Market making and similar activities	9,940	19	93	207	10,063	(442)
Other income (loss)	(1,590)	(33)	79	2,332	395	(4,363)
Total noninterest income (loss)	37,571	6,253	12,938	8,539	14,848	(5,007)
Total revenue, net of interest expense	82,361	32,472	18,265	17,912	18,788	(5,076)
Provision for credit losses	4,367	3,583	38	700	59	(13)
Noninterest expense	52,290	16,968	13,874	9,298	11,512	638
Income (loss) before income taxes	25,704	11,921	4,353	7,914	7,217	(5,701)
Income tax expense (benefit)	2,723	2,980	1,088	2,176	2,093	(5,614)
Net income (loss)	$22,981	$8,941	$3,265	$5,738	$5,124	$(87)

Average
Total loans and leases	$1,125,293	$318,178	$238,457	$385,062	$175,777	$7,819
Total assets (1)	3,407,010	1,030,874	323,735	703,198	1,005,768	343,435
Total deposits	1,974,630	948,983	279,883	603,591	38,141	104,032
Period end
Total loans and leases	$1,165,900	$321,905	$252,986	$386,828	$196,759	$7,422
Total assets (1)	3,403,216	1,032,826	325,605	738,273	997,461	309,051
Total deposits	2,002,208	949,100	278,931	640,801	36,883	96,493

	Nine Months Ended September 30, 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$42,166	$24,593	$5,216	$9,965	$2,349	$43
Noninterest income
Fees and commissions:
Card income	4,662	4,035	28	586	51	(38)
Service charges	4,501	1,823	71	2,327	278	2
Investment and brokerage services	13,053	236	11,181	70	1,573	(7)
Investment banking fees	4,532	—	184	2,468	2,016	(136)
Total fees and commissions	26,748	6,094	11,464	5,451	3,918	(179)
Market making and similar activities	10,464	16	107	212	10,397	(268)
Other income (loss)	(2,373)	87	140	2,239	308	(5,147)
Total noninterest income (loss)	34,839	6,197	11,711	7,902	14,623	(5,594)
Total revenue, net of interest expense	77,005	30,790	16,927	17,867	16,972	(5,551)
Provision for credit losses	4,369	3,733	1	693	(42)	(16)
Noninterest expense	50,025	16,473	12,803	8,902	10,421	1,426
Income (loss) before income taxes	22,611	10,584	4,123	8,272	6,593	(6,961)
Income tax expense (benefit)	2,144	2,646	1,031	2,275	1,912	(5,720)
Net income (loss)	$20,467	$7,938	$3,092	$5,997	$4,681	$(1,241)

Average
Total loans and leases	$1,053,055	$313,027	$222,260	$372,516	$136,572	$8,680
Total assets (1)	3,272,856	1,027,291	331,635	631,659	909,386	372,885
Total deposits	1,912,741	946,640	288,319	533,620	33,167	110,995
Period end
Total loans and leases	$1,075,800	$316,097	$227,318	$375,159	$148,447	$8,779
Total assets (1)	3,324,293	1,026,293	328,831	650,936	958,227	360,006
Total deposits	1,930,352	944,358	283,432	556,953	35,142	110,467

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024
Net interest income	$26,219	$24,593	$8,988	$8,726	$8,505	$8,485	$8,278
Noninterest income:
Card income	4,115	4,035	1,403	1,415	1,297	1,397	1,402
Service charges	1,890	1,823	645	627	618	622	631
All other income	248	339	130	45	73	142	107
Total noninterest income	6,253	6,197	2,178	2,087	1,988	2,161	2,140
Total revenue, net of interest expense	32,472	30,790	11,166	10,813	10,493	10,646	10,418

Provision for credit losses	3,583	3,733	1,009	1,282	1,292	1,254	1,302

Noninterest expense	16,968	16,473	5,575	5,567	5,826	5,631	5,534
Income before income taxes	11,921	10,584	4,582	3,964	3,375	3,761	3,582
Income tax expense	2,980	2,646	1,145	991	844	940	895
Net income	$8,941	$7,938	$3,437	$2,973	$2,531	$2,821	$2,687

Net interest yield	3.53%	3.32%	3.59%	3.51%	3.48%	3.42%	3.35%
Efficiency ratio	52.25	53.50	49.92	51.48	55.53	52.89	53.12
Return on average allocated capital (1)	27	25	31	27	23	26	25

Balance Sheet
Average
Total loans and leases	$318,178	$313,027	$320,297	$319,142	$315,038	$316,069	$313,781
Total earning assets (2)	993,484	989,944	992,007	996,193	992,252	985,990	982,058
Total assets (2)	1,030,874	1,027,291	1,029,529	1,033,776	1,029,320	1,023,388	1,019,085
Total deposits	948,983	946,640	947,414	951,986	947,550	942,302	938,364
Allocated capital (1)	44,000	43,250	44,000	44,000	44,000	43,250	43,250

Period end
Total loans and leases	$321,905	$316,097	$321,905	$320,908	$318,337	$318,754	$316,097
Total earning assets (2)	994,931	988,856	994,931	999,094	1,016,785	995,369	988,856
Total assets (2)	1,032,826	1,026,293	1,032,826	1,037,407	1,054,637	1,034,370	1,026,293
Total deposits	949,100	944,358	949,100	954,373	972,064	952,311	944,358

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024
Average deposit balances
Checking	$553,681	$546,778	$553,438	$556,030	$551,555	$547,060	$542,267
Savings	52,630	55,932	51,840	53,077	52,985	52,812	54,128
MMS	237,502	257,061	232,892	238,285	241,423	242,257	248,200
CDs and IRAs	101,566	83,145	105,633	100,957	98,023	96,630	90,172
Other	3,604	3,724	3,611	3,637	3,564	3,543	3,597
Total average deposit balances	$948,983	$946,640	$947,414	$951,986	$947,550	$942,302	$938,364

Deposit spreads (excludes noninterest costs)
Checking	2.89%	2.61%	2.96%	2.90%	2.81%	2.75%	2.71%
Savings	3.21	2.89	3.28	3.21	3.13	3.05	2.98
MMS	3.45	3.26	3.52	3.45	3.38	3.32	3.32
CDs and IRAs	1.47	1.96	1.37	1.49	1.57	1.63	1.85
Other	4.19	5.14	4.13	4.18	4.26	4.43	5.07
Total deposit spreads	2.90	2.76	2.94	2.91	2.85	2.81	2.81

Consumer investment assets (1)	$580,391	$496,582	$580,391	$539,727	$497,680	$517,835	$496,582

Active digital banking users (in thousands) (2)	49,198	47,830	49,198	48,998	49,028	48,150	47,830
Active mobile banking users (in thousands) (3)	41,258	39,638	41,258	40,840	40,492	39,958	39,638
Financial centers	3,649	3,741	3,649	3,664	3,681	3,700	3,741
ATMs	14,920	14,900	14,920	14,904	14,866	14,893	14,900

Total credit card (4)
Loans
Average credit card outstandings	$100,387	$99,570	$100,966	$100,013	$100,173	$100,938	$99,908
Ending credit card outstandings	102,109	100,842	102,109	101,209	99,731	103,566	100,842
Credit quality
Net charge-offs	$2,835	$2,782	$880	$954	$1,001	$963	$928
	3.78%	3.73%	3.46%	3.82%	4.05%	3.79%	3.70%
30+ delinquency	$2,464	$2,563	$2,464	$2,388	$2,497	$2,638	$2,563
	2.41%	2.54%	2.41%	2.36%	2.50%	2.55%	2.54%
90+ delinquency	$1,259	$1,306	$1,259	$1,257	$1,334	$1,401	$1,306
	1.23%	1.30%	1.23%	1.24%	1.34%	1.35%	1.30%
Other total credit card indicators (4)
Gross interest yield	12.12%	12.35%	12.17%	12.06%	12.12%	12.15%	12.49%
Risk-adjusted margin	7.08	6.93	7.48	7.07	6.68	7.12	7.22
New accounts (in thousands)	2,676	2,919	929	834	913	901	970
Purchase volumes	$278,138	$272,899	$95,116	$94,814	$88,208	$95,962	$92,592

Debit card data
Purchase volumes	$439,533	$412,105	$150,048	$149,288	$140,197	$144,895	$139,352

Loan production (5)
Consumer Banking:
First mortgage	$7,961	$7,068	$3,052	$3,052	$1,857	$3,184	$2,684
Home equity	6,401	5,524	2,326	2,241	1,834	1,926	1,897
Total (6):
First mortgage	$17,863	$14,519	$6,751	$6,604	$4,508	$6,585	$5,348
Home equity	7,780	6,573	2,800	2,766	2,214	2,311	2,289

(1)    Includes client brokerage assets, deposit sweep balances, brokered certificates of deposit (CDs), and assets under management (AUM) in Consumer Banking.
(2)    Represents mobile and/or online active users over the past 90 days.
(3)    Represents mobile active users over the past 90 days.
(4)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(5)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(6)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024
Net interest income	$5,327	$5,216	$1,800	$1,762	$1,765	$1,753	$1,709
Noninterest income:
Investment and brokerage services	12,456	11,181	4,334	4,033	4,089	4,057	3,874
All other income	482	530	178	142	162	192	179
Total noninterest income	12,938	11,711	4,512	4,175	4,251	4,249	4,053
Total revenue, net of interest expense	18,265	16,927	6,312	5,937	6,016	6,002	5,762

Provision for credit losses	38	1	4	20	14	3	7

Noninterest expense	13,874	12,803	4,622	4,593	4,659	4,438	4,340
Income before income taxes	4,353	4,123	1,686	1,324	1,343	1,561	1,415
Income tax expense	1,088	1,031	421	331	336	390	354
Net income	$3,265	$3,092	$1,265	$993	$1,007	$1,171	$1,061

Net interest yield	2.30%	2.19%	2.33%	2.31%	2.26%	2.21%	2.20%
Efficiency ratio	75.96	75.64	73.22	77.36	77.44	73.93	75.32
Return on average allocated capital (1)	22	22	26	20	21	25	23

Balance Sheet
Average
Total loans and leases	$238,457	$222,260	$245,523	$237,377	$232,326	$228,779	$225,355
Total earning assets (2)	309,882	318,026	306,384	306,490	316,887	315,071	309,231
Total assets (2)	323,735	331,635	320,484	320,224	330,607	329,164	322,924
Total deposits	279,883	288,319	276,534	276,825	286,399	285,023	279,999
Allocated capital (1)	19,750	18,500	19,750	19,750	19,750	18,500	18,500

Period end
Total loans and leases	$252,986	$227,318	$252,986	$241,142	$234,304	$231,981	$227,318
Total earning assets (2)	310,732	314,594	310,732	305,793	315,663	323,496	314,594
Total assets (2)	325,605	328,831	325,605	320,820	329,816	338,367	328,831
Total deposits	278,931	283,432	278,931	275,778	285,063	292,278	283,432

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024
Revenue by Business
Merrill Wealth Management	$15,222	$14,059	$5,261	$4,942	$5,019	$5,007	$4,789
Bank of America Private Bank	3,043	2,868	1,051	995	997	995	973
Total revenue, net of interest expense	$18,265	$16,927	$6,312	$5,937	$6,016	$6,002	$5,762

Client Balances by Business, at period end
Merrill Wealth Management	$3,896,493	$3,527,319	$3,896,493	$3,695,213	$3,486,594	$3,578,513	$3,527,319
Bank of America Private Bank	744,675	666,622	744,675	700,018	670,600	673,593	666,622
Total client balances	$4,641,168	$4,193,941	$4,641,168	$4,395,231	$4,157,194	$4,252,106	$4,193,941

Client Balances by Type, at period end
Assets under management (1)	$2,109,946	$1,861,124	$2,109,946	$1,986,523	$1,855,657	$1,882,211	$1,861,124
Brokerage and other assets	2,041,117	1,856,806	2,041,117	1,932,182	1,821,203	1,888,334	1,856,806
Deposits	278,931	283,432	278,931	275,778	285,063	292,278	283,432
Loans and leases (2)	255,381	230,062	255,381	243,409	236,641	234,208	230,062
Less: Managed deposits in assets under management	(44,207)	(37,483)	(44,207)	(42,661)	(41,370)	(44,925)	(37,483)
Total client balances	$4,641,168	$4,193,941	$4,641,168	$4,395,231	$4,157,194	$4,252,106	$4,193,941

Assets Under Management Rollforward
Assets under management, beginning balance	$1,882,211	$1,617,740	$1,986,523	$1,855,657	$1,882,211	$1,861,124	$1,758,875
Net client flows	61,788	56,734	23,517	14,314	23,957	22,493	21,289
Market valuation/other	165,947	186,650	99,906	116,552	(50,511)	(1,406)	80,960
Total assets under management, ending balance	$2,109,946	$1,861,124	$2,109,946	$1,986,523	$1,855,657	$1,882,211	$1,861,124

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables, which are classified in customer and other receivables on the Consolidated Balance Sheet.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024
Net interest income	$9,373	$9,965	$3,141	$3,081	$3,151	$3,270	$3,230
Noninterest income:
Service charges	2,553	2,327	863	864	826	808	802
Investment banking fees	2,769	2,468	1,155	767	847	985	783
All other income	3,217	3,107	1,086	978	1,153	1,028	1,019
Total noninterest income	8,539	7,902	3,104	2,609	2,826	2,821	2,604
Total revenue, net of interest expense	17,912	17,867	6,245	5,690	5,977	6,091	5,834

Provision for credit losses	700	693	269	277	154	190	229

Noninterest expense	9,298	8,902	3,044	3,070	3,184	2,951	2,991
Income before income taxes	7,914	8,272	2,932	2,343	2,639	2,950	2,614
Income tax expense	2,176	2,275	806	644	726	811	719
Net income	$5,738	$5,997	$2,126	$1,699	$1,913	$2,139	$1,895

Net interest yield	1.97%	2.36%	1.88%	1.94%	2.11%	2.13%	2.22%
Efficiency ratio	51.91	49.82	48.72	53.97	53.27	48.44	51.27
Return on average allocated capital (1)	15	16	17	13	15	17	15

Balance Sheet
Average
Total loans and leases	$385,062	$372,516	$388,482	$387,864	$378,733	$375,345	$371,216
Total earning assets (2)	635,629	563,649	663,181	636,286	606,802	611,171	578,988
Total assets (2)	703,198	631,659	730,779	703,874	674,322	679,218	647,541
Total deposits	603,591	533,620	631,560	603,410	575,185	581,950	549,629
Allocated capital (1)	50,750	49,250	50,750	50,750	50,750	49,250	49,250

Period end
Total loans and leases	$386,828	$375,159	$386,828	$390,691	$384,208	$379,473	$375,159
Total earning assets (2)	669,970	583,742	669,970	671,098	620,055	603,481	583,742
Total assets (2)	738,273	650,936	738,273	739,759	687,702	670,905	650,936
Total deposits	640,801	556,953	640,801	643,529	591,619	578,159	556,953

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024
Investment Banking fees (1)
Advisory (2)	$1,166	$990	$536	$291	$339	$514	$351
Debt issuance	1,227	1,078	472	346	409	320	332
Equity issuance	376	400	147	130	99	151	100
Total Investment Banking fees (3)	$2,769	$2,468	$1,155	$767	$847	$985	$783

Business Lending
Corporate	$2,980	$3,427	$1,079	$987	$914	$1,036	$1,102
Commercial	3,447	3,773	1,157	1,161	1,129	1,254	1,246
Business Banking	165	174	56	55	54	57	57
Total Business Lending revenue	$6,592	$7,374	$2,292	$2,203	$2,097	$2,347	$2,405

Global Transaction Services
Corporate	$3,884	$3,839	$1,326	$1,270	$1,288	$1,286	$1,243
Commercial	3,093	2,876	1,043	1,018	1,032	1,030	968
Business Banking	1,091	1,092	370	361	360	382	369
Total Global Transaction Services revenue	$8,068	$7,807	$2,739	$2,649	$2,680	$2,698	$2,580

Average deposit balances
Interest-bearing	$453,341	$375,187	$483,285	$453,768	$422,300	$425,165	$395,459
Noninterest-bearing	150,250	158,433	148,275	149,642	152,885	156,785	154,170
Total average deposits	$603,591	$533,620	$631,560	$603,410	$575,185	$581,950	$549,629

Provision for credit losses	$700	$693	$269	$277	$154	$190	$229

Credit quality (4, 5)
Reservable criticized utilized exposure	$22,637	$24,934	$22,637	$24,298	$24,446	$23,574	$24,934
	5.55%	6.30%	5.55%	5.90%	6.04%	5.90%	6.30%

Nonperforming loans, leases and foreclosed properties	$2,395	$2,780	$2,395	$3,114	$2,987	$2,970	$2,780
	0.62%	0.75%	0.62%	0.80%	0.78%	0.79%	0.75%

Average loans and leases by product
U.S. commercial	$240,725	$228,243	$244,131	$242,431	$235,518	$234,533	$230,051
Non-U.S. commercial	79,547	74,524	79,811	80,672	78,141	74,632	73,077
Commercial real estate	48,528	54,440	48,256	48,397	48,939	50,452	52,672
Commercial lease financing	16,261	15,307	16,282	16,364	16,135	15,727	15,415
Other	1	2	2	—	—	1	1
Total average loans and leases	$385,062	$372,516	$388,482	$387,864	$378,733	$375,345	$371,216

Total Corporation Investment Banking fees
Advisory (2)	$1,300	$1,134	$583	$333	$384	$556	$387
Debt issuance	2,888	2,545	1,109	837	942	765	780
Equity issuance	962	990	362	328	272	364	270
Total investment banking fees including self-led deals	5,150	4,669	2,054	1,498	1,598	1,685	1,437
Self-led deals	(186)	(137)	(41)	(70)	(75)	(31)	(34)
Total Investment Banking fees	$4,964	$4,532	$2,013	$1,428	$1,523	$1,654	$1,403

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is calculated as nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024
Net interest income	$3,940	$2,349	$1,484	$1,267	$1,189	$1,026	$898
Noninterest income:
Investment and brokerage services	1,883	1,573	614	642	627	555	562
Investment banking fees	2,181	2,016	834	666	681	639	589
Market making and similar activities	10,063	10,397	3,141	3,300	3,622	2,381	3,349
All other income	721	637	151	105	465	239	232
Total noninterest income	14,848	14,623	4,740	4,713	5,395	3,814	4,732
Total revenue, net of interest expense (1)	18,788	16,972	6,224	5,980	6,584	4,840	5,630

Provision for credit losses	59	(42)	9	22	28	10	7

Noninterest expense	11,512	10,421	3,895	3,806	3,811	3,505	3,443
Income before income taxes	7,217	6,593	2,320	2,152	2,745	1,325	2,180
Income tax expense	2,093	1,912	673	624	796	384	632
Net income	$5,124	$4,681	$1,647	$1,528	$1,949	$941	$1,548

Efficiency ratio	61.27	61.40	62.59	63.63	57.89	72.39	61.17
Return on average allocated capital (2)	14%	14%	13%	13%	16%	8%	14%

Balance Sheet
Average
Total trading-related assets	$681,788	$638,425	$676,621	$700,413	$668,237	$620,903	$645,607
Total loans and leases	175,777	136,572	190,994	176,368	159,625	152,426	140,806
Total earning assets	802,375	709,208	813,197	825,835	767,592	714,762	728,186
Total assets	1,005,768	909,386	1,024,349	1,023,011	969,340	918,660	924,093
Total deposits	38,141	33,167	37,588	38,040	38,809	36,958	34,952
Allocated capital (2)	49,000	45,500	49,000	49,000	49,000	45,500	45,500

Period end
Total trading-related assets	$637,676	$653,798	$637,676	$670,649	$660,267	$580,557	$653,798
Total loans and leases	196,759	148,447	196,759	187,357	166,348	157,450	148,447
Total earning assets	792,746	742,221	792,746	806,289	761,826	687,678	742,221
Total assets	997,461	958,227	997,461	1,017,649	959,533	876,605	958,227
Total deposits	36,883	35,142	36,883	38,232	38,268	38,848	35,142

Trading-related assets (average)
Trading account securities	$350,778	$323,223	$361,610	$343,971	$346,590	$326,572	$325,236
Reverse repurchases	150,509	141,611	138,908	169,064	143,605	123,473	150,751
Securities borrowed	139,764	136,040	135,615	146,889	136,800	132,334	133,588
Derivative assets	40,737	37,551	40,488	40,489	41,242	38,524	36,032
Total trading-related assets	$681,788	$638,425	$676,621	$700,413	$668,237	$620,903	$645,607

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 21.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$9,762	$8,907	$3,091	$3,193	$3,478	$2,464	$2,934
Equities	6,589	5,794	2,270	2,133	2,186	1,642	1,996
Total sales and trading revenue	$16,351	$14,701	$5,361	$5,326	$5,664	$4,106	$4,930

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$9,787	$8,986	$3,077	$3,247	$3,463	$2,482	$2,942
Equities	6,582	5,809	2,270	2,130	2,182	1,643	1,996
Total sales and trading revenue, excluding net debit valuation adjustment	$16,369	$14,795	$5,347	$5,377	$5,645	$4,125	$4,938

Sales and trading revenue breakdown
Net interest income	$3,493	$1,868	$1,340	$1,119	$1,034	$876	$744
Commissions	1,882	1,572	614	642	626	554	561
Trading	10,061	10,395	3,140	3,299	3,622	2,381	3,348
Other	915	866	267	266	382	295	277
Total sales and trading revenue	$16,351	$14,701	$5,361	$5,326	$5,664	$4,106	$4,930

(1)    Includes Global Banking sales and trading revenue of $347 million and $495 million for the nine months ended September 30, 2025 and 2024, $172 million, $212 million and $(37) million for the third, second and first quarters of 2025, and $182 million and $165 million for the fourth and third quarters of 2024, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses), which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $(18) million and $(94) million for the nine months ended September 30, 2025 and 2024, $14 million, $(51) million and $19 million for the third, second and first quarters of 2025, and $(19) million and $(8) million for the fourth and third quarters of 2024, respectively. FICC net DVA gains (losses) were $(25) million and $(79) million for the nine months ended September 30, 2025 and 2024, $14 million, $(54) million and $15 million for the third, second and first quarters of 2025, and $(18) million and $(8) million for the fourth and third quarters of 2024, respectively. Equities net DVA gains (losses) were $7 million and $(15) million for the nine months ended September 30, 2025 and 2024, $0, $3 million and $4 million for the third, second and first quarters of 2025, and $(1) million and $0 for the fourth and third quarters of 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024
Net interest income	$(69)	$43	$(26)	$(21)	$(22)	$(21)	$(1)
Noninterest income (loss)	(5,007)	(5,594)	(1,679)	(1,791)	(1,537)	(2,057)	(2,151)
Total revenue, net of interest expense	(5,076)	(5,551)	(1,705)	(1,812)	(1,559)	(2,078)	(2,152)

Provision for credit losses	(13)	(16)	4	(9)	(8)	(5)	(3)

Noninterest expense	638	1,426	201	147	290	262	171
Loss before income taxes	(5,701)	(6,961)	(1,910)	(1,950)	(1,841)	(2,335)	(2,320)
Income tax expense (benefit)	(5,614)	(5,720)	(1,904)	(1,873)	(1,837)	(1,928)	(2,025)
Net income (loss)	$(87)	$(1,241)	$(6)	$(77)	$(4)	$(407)	$(295)

Balance Sheet
Average
Total loans and leases	$7,819	$8,680	$7,739	$7,702	$8,016	$8,390	$8,570
Total assets (2)	343,435	372,885	330,802	351,849	347,834	367,664	382,528
Total deposits	104,032	110,995	98,338	103,500	110,389	111,717	117,804

Period end
Total loans and leases	$7,422	$8,779	$7,422	$6,958	$7,428	$8,177	$8,779
Total assets (3)	309,051	360,006	309,051	325,507	317,736	341,272	360,006
Total deposits	96,493	110,467	96,493	99,701	102,550	103,871	110,467

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $982.3 billion and $948.0 billion for the nine months ended September 30, 2025 and 2024, $992.5 billion, $979.6 billion and $974.7 billion for the third, second and first quarters of 2025, and $974.2 billion and $944.4 billion for the fourth and third quarters of 2024, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.0 trillion, $1.0 trillion, $1.0 trillion, $978.4 billion and $953.6 billion at September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	September 30 2025	June 30 2025	September 30 2024
Consumer
Residential mortgage	$235,429	$235,313	$227,842
Home equity	26,482	26,142	25,483
Credit card	102,109	101,209	100,841
Direct/Indirect consumer (1)	111,412	109,730	105,695
Other consumer (2)	169	165	161
Total consumer loans excluding loans accounted for under the fair value option	475,601	472,559	460,022
Consumer loans accounted for under the fair value option (3)	165	214	229
Total consumer	475,766	472,773	460,251

Commercial
U.S. commercial	429,202	415,423	379,563
Non-U.S. commercial	148,707	148,675	127,738
Commercial real estate (4)	66,986	65,676	68,420
Commercial lease financing	16,282	15,752	14,992
	661,177	645,526	590,713
U.S. small business commercial	22,428	22,108	20,893
Total commercial loans excluding loans accounted for under the fair value option	683,605	667,634	611,606
Commercial loans accounted for under the fair value option (3)	6,529	6,649	3,943
Total commercial	690,134	674,283	615,549
Total loans and leases	$1,165,900	$1,147,056	$1,075,800

(1)Includes primarily auto and specialty lending loans and leases of $55.1 billion, $54.8 billion and $54.9 billion, U.S. securities-based lending loans of $52.5 billion, $51.2 billion and $47.3 billion and non-U.S. consumer loans of $3.0 billion, $2.9 billion and $2.8 billion at September 30, 2025, June 30, 2025 and September 30, 2024, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $59 million, $58 million and $63 million and home equity loans of $106 million, $156 million and $166 million at September 30, 2025, June 30, 2025 and September 30, 2024, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.2 billion, $2.5 billion and $2.7 billion and non-U.S. commercial loans of $4.3 billion, $4.1 billion and $1.3 billion at September 30, 2025, June 30, 2025 and September 30, 2024, respectively.
(4)Includes U.S. commercial real estate loans of $61.1 billion, $59.7 billion and $61.8 billion and non-U.S. commercial real estate loans of $5.9 billion, $6.0 billion and $6.6 billion at September 30, 2025, June 30, 2025 and September 30, 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$235,301	$116,968	$109,023	$2	$3,395	$5,913
Home equity	26,413	22,404	2,783	—	101	1,125
Credit card	100,966	97,481	3,485	—	—	—
Direct/Indirect and other consumer	110,127	55,151	54,973	—	—	3
Total consumer	472,807	292,004	170,264	2	3,496	7,041

Commercial
U.S. commercial	443,274	28,271	66,143	244,131	104,599	130
Non-U.S. commercial	154,458	—	643	79,811	73,173	831
Commercial real estate	66,494	22	8,473	48,256	9,726	17
Commercial lease financing	16,002	—	—	16,282	—	(280)
Total commercial	680,228	28,293	75,259	388,480	187,498	698
Total loans and leases	$1,153,035	$320,297	$245,523	$388,482	$190,994	$7,739

	Second Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$235,130	$117,551	$108,006	$—	$3,532	$6,041
Home equity	26,190	22,173	2,698	—	149	1,170
Credit card	100,013	96,543	3,470	—	—	—
Direct/Indirect and other consumer	108,955	55,002	53,950	—	—	3
Total consumer	470,288	291,269	168,124	—	3,681	7,214

Commercial
U.S. commercial	427,194	27,850	60,531	242,431	96,262	120
Non-U.S. commercial	149,044	—	726	80,672	67,012	634
Commercial real estate	65,847	23	7,996	48,397	9,413	18
Commercial lease financing	16,080	—	—	16,364	—	(284)
Total commercial	658,165	27,873	69,253	387,864	172,687	488
Total loans and leases	$1,128,453	$319,142	$237,377	$387,864	$176,368	$7,702

	Third Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$227,800	$114,919	$106,159	$1	$—	$6,721
Home equity	25,664	21,556	2,487	—	153	1,468
Credit card	99,908	96,512	3,395	—	—	1
Direct/Indirect and other consumer	104,732	54,451	50,280	—	—	1
Total consumer	458,104	287,438	162,321	1	153	8,191

Commercial
U.S. commercial	391,728	26,330	54,696	230,051	80,491	160
Non-U.S. commercial	125,377	—	714	73,077	51,085	501
Commercial real estate	69,404	13	7,624	52,672	9,077	18
Commercial lease financing	15,115	—	—	15,415	—	(300)
Total commercial	601,624	26,343	63,034	371,215	140,653	379
Total loans and leases	$1,059,728	$313,781	$225,355	$371,216	$140,806	$8,570

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	September 30 2025	June 30 2025	September 30 2024	September 30 2025	June 30 2025	September 30 2024
Asset managers and funds	$145,980	$133,225	$110,334	$223,876	$210,455	$178,572
Finance companies	85,106	87,100	71,809	121,131	119,835	105,676
Capital goods	54,930	55,105	51,380	106,394	104,108	97,693
Real estate (5)	69,485	69,699	72,076	97,680	96,793	97,860
Healthcare equipment and services	36,812	36,898	34,584	68,106	66,644	64,800
Materials	29,167	29,640	25,583	60,707	62,004	56,501
Individuals and trusts	42,112	36,754	34,995	56,245	50,167	49,583
Retailing	27,022	26,763	26,952	55,603	54,041	55,240
Consumer services	30,481	29,936	28,258	55,297	55,174	53,770
Government and public education	32,253	32,747	31,954	51,589	50,402	47,706
Food, beverage and tobacco	25,087	25,149	23,986	51,328	50,436	53,632
Commercial services and supplies	24,662	24,953	23,465	46,191	45,806	42,362
Utilities	19,390	19,280	17,472	44,483	43,748	40,807
Transportation	23,532	24,424	24,214	36,736	35,831	35,834
Energy	12,553	13,771	14,033	36,055	35,790	35,580
Software and services	14,620	11,326	11,411	32,158	30,458	28,023
Technology hardware and equipment	10,269	10,638	11,156	30,031	31,429	29,504
Global commercial banks	24,329	23,509	20,922	28,344	27,339	24,330
Media	10,812	11,343	11,897	24,995	23,854	23,648
Vehicle dealers	19,113	18,618	17,681	24,665	24,496	23,424
Insurance	11,411	11,055	8,281	23,525	23,077	18,506
Pharmaceuticals and biotechnology	7,097	7,301	5,229	22,463	22,150	20,497
Consumer durables and apparel	9,592	10,244	9,380	21,516	22,264	22,197
Automobiles and components	7,888	8,109	8,359	17,052	17,355	16,798
Telecommunication services	7,025	7,049	8,708	15,628	16,312	18,156
Food and staples retailing	6,103	6,645	7,666	11,250	12,488	13,609
Financial markets infrastructure (clearinghouses)	6,437	6,355	2,880	8,671	9,431	5,104
Religious and social organizations	2,407	2,368	2,319	4,073	4,057	4,024
Total commercial credit exposure by industry	$795,675	$780,004	$716,984	$1,375,792	$1,345,944	$1,263,436

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $69.3 billion, $61.6 billion and $58.2 billion at September 30, 2025, June 30, 2025 and September 30, 2024, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $27.8 billion, $29.3 billion and $26.4 billion, which consists primarily of other marketable securities, at September 30, 2025, June 30, 2025 and September 30, 2024, respectively.
(2)Total utilized and total committed exposure includes loans of $6.5 billion, $6.6 billion and $3.9 billion and issued letters of credit with a notional amount of $87 million, $53 million and $46 million accounted for under the fair value option at September 30, 2025, June 30, 2025 and September 30, 2024, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $2.2 billion, $2.2 billion and $2.4 billion at September 30, 2025, June 30, 2025 and September 30, 2024, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	September 30 2025	June 30 2025	March 31 2025	December 31 2024	September 30 2024
Residential mortgage	$1,972	$2,008	$2,036	$2,052	$2,089
Home equity	386	393	410	409	413
Direct/Indirect consumer	173	163	167	186	175
Total consumer	2,531	2,564	2,613	2,647	2,677
U.S. commercial	1,131	1,277	1,157	1,204	699
Non-U.S. commercial	107	102	111	8	85
Commercial real estate	1,470	1,964	2,145	2,068	2,124
Commercial lease financing	59	35	26	20	18
	2,767	3,378	3,439	3,300	2,926
U.S. small business commercial	49	39	31	28	26
Total commercial	2,816	3,417	3,470	3,328	2,952
Total nonperforming loans and leases	5,347	5,981	6,083	5,975	5,629
Foreclosed properties (1)	123	123	118	145	195
Total nonperforming loans, leases, and foreclosed properties (2, 3)	$5,470	$6,104	$6,201	$6,120	$5,824

Fully-insured home loans past due 30 days or more and still accruing	$439	$419	$460	$488	$463
Consumer credit card past due 30 days or more and still accruing	2,464	2,388	2,497	2,638	2,563
Other loans past due 30 days or more and still accruing	3,637	3,240	3,531	3,486	3,483
Total loans past due 30 days or more and still accruing (4, 5)	$6,540	$6,047	$6,488	$6,612	$6,509

Fully-insured home loans past due 90 days or more and still accruing	$201	$196	$234	$229	$215
Consumer credit card past due 90 days or more and still accruing	1,260	1,257	1,334	1,401	1,306
Other loans past due 90 days or more and still accruing	637	298	299	301	626
Total loans past due 90 days or more and still accruing (5)	$2,098	$1,751	$1,867	$1,931	$2,147

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.16%	0.18%	0.19%	0.19%	0.18%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	0.47	0.54	0.56	0.56	0.54
Nonperforming loans and leases/Total loans and leases (6)	0.46	0.52	0.55	0.55	0.53
Commercial reservable criticized utilized exposure (7)	$26,332	$27,904	$27,652	$26,495	$27,439
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (6)	3.67%	3.98%	4.12%	4.01%	4.25%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	3.62	3.88	4.35	4.16	4.45

(1)Includes repossessed assets of $41 million for the third quarter and $35 million for both the second and first quarters of 2025, and $31 million and $22 million for the fourth and third quarters of 2024.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $521 million, $481 million, $583 million, $731 million and $785 million at September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $49 million, $27 million, $37 million, $84 million and $166 million at September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $6.7 billion, $6.9 billion, $5.4 billion, $4.2 billion and $4.2 billion at September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,564	$2,613	$2,647	$2,677	$2,671
Additions	253	264	242	260	232
Reductions:
Paydowns and payoffs	(137)	(132)	(111)	(132)	(98)
Sales	(1)	(1)	(1)	(2)	(1)
Returns to performing status (2)	(136)	(157)	(154)	(140)	(115)
Charge-offs (3)	(5)	(13)	(5)	(7)	(8)
Transfers to foreclosed properties	(7)	(10)	(5)	(9)	(4)
Total net additions (reductions) to nonperforming loans and leases	(33)	(49)	(34)	(30)	6
Total nonperforming consumer loans and leases, end of period	2,531	2,564	2,613	2,647	2,677
Foreclosed properties (4)	97	94	88	89	81
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,628	$2,658	$2,701	$2,736	$2,758

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$3,417	$3,470	$3,328	$2,952	$2,802
Additions	550	1,105	644	1,239	965
Reductions:
Paydowns	(834)	(484)	(275)	(570)	(374)
Sales	(19)	(107)	—	(15)	(7)
Returns to performing status (6)	(12)	(219)	(9)	(28)	(21)
Charge-offs	(286)	(348)	(218)	(250)	(386)
Transfers to foreclosed properties	—	—	—	—	(27)
Total net additions (reductions) to nonperforming loans and leases	(601)	(53)	142	376	150
Total nonperforming commercial loans and leases, end of period	2,816	3,417	3,470	3,328	2,952
Foreclosed properties (4)	26	29	30	56	114
Nonperforming commercial loans, leases and foreclosed properties, end of period	$2,842	$3,446	$3,500	$3,384	$3,066

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 26.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes repossessed assets of $38 million in consumer loans and $3 million in commercial loans for the third quarter of 2025. Includes $33 million, $32 million, $29 million and $21 million in consumer loans and $2 million, $3 million, $2 million and $1 million in commercial loans for the second and first quarters of 2025 and the fourth and third quarters of 2024.
(5)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(6)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Third Quarter 2025		Second Quarter 2025		First Quarter 2025		Fourth Quarter 2024		Third Quarter 2024
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$(1)	—%	$2	—%	$—	—%	$(1)	—%	$(2)	—%
Home equity	(11)	(0.17)	(10)	(0.15)	(12)	(0.19)	(9)	(0.14)	(5)	(0.07)
Credit card	880	3.46	954	3.82	1,001	4.05	963	3.79	928	3.70
Direct/Indirect consumer	55	0.20	47	0.17	70	0.27	67	0.25	56	0.21
Other consumer	55	n/m	66	n/m	60	n/m	87	n/m	67	n/m
Total consumer	978	0.82	1,059	0.90	1,119	0.98	1,107	0.96	1,044	0.91
U.S. commercial	135	0.13	129	0.13	70	0.07	100	0.10	135	0.15
Non-U.S. commercial	—	—	—	—	7	0.02	19	0.06	60	0.19
Total commercial and industrial	135	0.09	129	0.09	77	0.06	119	0.09	195	0.16
Commercial real estate	120	0.72	202	1.24	123	0.75	117	0.70	171	0.98
Commercial lease financing	—	—	1	0.02	—	—	—	—	—	—
	255	0.16	332	0.21	200	0.13	236	0.16	366	0.25
U.S. small business commercial	134	2.41	134	2.48	133	2.57	123	2.37	124	2.40
Total commercial	389	0.23	466	0.29	333	0.22	359	0.23	490	0.33
Total net charge-offs	$1,367	0.47	$1,525	0.55	$1,452	0.54	$1,466	0.54	$1,534	0.58

By Business Segment and All Other
Consumer Banking	$1,122	1.39%	$1,200	1.51%	$1,262	1.62%	$1,246	1.57%	$1,175	1.49%
Global Wealth & Investment Management	8	0.01	10	0.02	9	0.02	10	0.02	10	0.02
Global Banking	250	0.26	303	0.32	187	0.20	220	0.23	358	0.39
Global Markets	(1)	—	25	0.06	6	0.01	2	0.01	1	—
All Other	(12)	(0.61)	(13)	(0.68)	(12)	(0.62)	(12)	(0.59)	(10)	(0.44)
Total net charge-offs	$1,367	0.47	$1,525	0.55	$1,452	0.54	$1,466	0.54	$1,534	0.58

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Nine Months Ended September 30
	2025		2024
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$1	—%	$1	—%
Home equity	(33)	(0.17)	(32)	(0.17)
Credit card	2,835	3.78	2,782	3.73
Direct/Indirect consumer	172	0.21	172	0.22
Other consumer	181	n/m	208	n/m
Total consumer	3,156	0.90	3,131	0.92
U.S. commercial	334	0.11	288	0.11
Non-U.S. commercial	7	0.01	48	0.05
Total commercial and industrial	341	0.08	336	0.09
Commercial real estate	445	0.90	747	1.41
Commercial lease financing	1	0.01	1	0.01
	787	0.17	1,084	0.25
U.S. small business commercial	401	2.49	350	2.32
Total commercial	1,188	0.24	1,434	0.32
Total net charge-offs	$4,344	0.52	$4,565	0.58

By Business Segment and All Other
Consumer Banking	$3,584	1.51%	$3,507	1.50%
Global Wealth & Investment Management	27	0.02	38	0.02
Global Banking	740	0.26	1,054	0.38
Global Markets	30	0.02	3	—
All Other	(37)	(0.64)	(37)	(0.56)
Total net charge-offs	$4,344	0.52	$4,565	0.58

(1)Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	September 30, 2025		June 30, 2025		September 30, 2024
	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)
Allowance for loan and lease losses
Residential mortgage	$321	0.14%	$290	0.12%	$280	0.12%
Home equity	87	0.33	56	0.21	29	0.11
Credit card	7,272	7.12	7,456	7.37	7,492	7.43
Direct/Indirect consumer	713	0.64	712	0.65	730	0.69
Other consumer	59	n/m	64	n/m	62	n/m
Total consumer	8,452	1.78	8,578	1.82	8,593	1.87
U.S. commercial (2)	2,896	0.64	2,816	0.64	2,567	0.64
Non-U.S. commercial	813	0.55	773	0.52	766	0.60
Commercial real estate	1,045	1.56	1,082	1.65	1,287	1.88
Commercial lease financing	46	0.28	42	0.27	38	0.25
Total commercial	4,800	0.70	4,713	0.71	4,658	0.76
Allowance for loan and lease losses	13,252	1.14	13,291	1.17	13,251	1.24
Reserve for unfunded lending commitments	1,109		1,143		1,100
Allowance for credit losses	$14,361		$14,434		$14,351

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (1)		1.14%		1.17%		1.24%
Allowance for loan and lease losses/Total nonperforming loans and leases		248		222		235
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.44		2.17		2.17

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. For fair value option amounts, see Outstanding Loans and Leases and related footnotes on page 23.
(2)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.4 billion, $1.3 billion and $1.2 billion at September 30, 2025, June 30, 2025 and September 30, 2024, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business using certain non-GAAP financial measures, including pretax, pre-provision income and ratios that utilize tangible equity and tangible assets, each of which is a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most directly comparable financial measures defined by GAAP for the nine months ended September 30, 2025 and 2024 and the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate these non-GAAP financial measures differently.

	Nine Months Ended September 30		Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024
	2025	2024

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$25,260	$22,146	$9,456	$7,688	$8,116	$7,108	$7,324
Provision for credit losses	4,367	4,369	1,295	1,592	1,480	1,452	1,542
Pretax, pre-provision income	$29,627	$26,515	$10,751	$9,280	$9,596	$8,560	$8,866

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$298,249	$293,638	$301,975	$296,917	$295,787	$295,134	$294,985
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,893)	(1,971)	(1,873)	(1,893)	(1,912)	(1,932)	(1,951)
Related deferred tax liabilities	845	869	839	846	851	859	864
Tangible shareholders’ equity	$228,180	$223,515	$231,920	$226,849	$225,705	$225,040	$224,877
Preferred stock	(23,381)	(27,493)	(25,232)	(22,573)	(22,307)	(23,493)	(25,984)
Tangible common shareholders’ equity	$204,799	$196,022	$206,688	$204,276	$203,398	$201,547	$198,893

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$304,152	$296,512	$304,152	$299,599	$295,581	$295,559	$296,512
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,860)	(1,938)	(1,860)	(1,880)	(1,899)	(1,919)	(1,938)
Related deferred tax liabilities	828	859	828	842	846	851	859
Tangible shareholders’ equity	$234,099	$226,412	$234,099	$229,540	$225,507	$225,470	$226,412
Preferred stock	(25,992)	(24,554)	(25,992)	(23,495)	(20,499)	(23,159)	(24,554)
Tangible common shareholders’ equity	$208,107	$201,858	$208,107	$206,045	$205,008	$202,311	$201,858

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,403,216	$3,324,293	$3,403,216	$3,441,142	$3,349,424	$3,261,519	$3,324,293
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,860)	(1,938)	(1,860)	(1,880)	(1,899)	(1,919)	(1,938)
Related deferred tax liabilities	828	859	828	842	846	851	859
Tangible assets	$3,333,163	$3,254,193	$3,333,163	$3,371,083	$3,279,350	$3,191,430	$3,254,193

Book value per share of common stock
Common shareholders’ equity	$278,160	$271,958	$278,160	$276,104	$275,082	$272,400	$271,958
Ending common shares issued and outstanding	7,329.4	7,688.8	7,329.4	7,436.7	7,560.1	7,610.9	7,688.8
Book value per share of common stock	$37.95	$35.37	$37.95	$37.13	$36.39	$35.79	$35.37

Tangible book value per share of common stock
Tangible common shareholders’ equity	$208,107	$201,858	$208,107	$206,045	$205,008	$202,311	$201,858
Ending common shares issued and outstanding	7,329.4	7,688.8	7,329.4	7,436.7	7,560.1	7,610.9	7,688.8
Tangible book value per share of common stock	$28.39	$26.25	$28.39	$27.71	$27.12	$26.58	$26.25

Current-period information is preliminary and based on company data available at the time of the presentation.	31